UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21338

AllianzGI Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2015

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 28, 2015

2 – 3	Letter from Chairman of the Board & President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 24	Schedules of Investments
25	Statements of Assets and Liabilities
26	Statements of Operations
27 – 28	Statements of Changes in Net Assets
29	Statements of Cash Flows
30 – 39	Notes to Financial Statements
40 – 41	Financial Highlights
42	Report of Independent Registered Public Accounting Firm
43	Tax Information
44	Annual Shareholder Meeting Results/Changes to the Board of Trustees/Proxy Voting Policies & Procedures
45 – 46	Privacy Policy
47 – 48	Dividend Reinvestment Plan
49 – 50	Board of Trustees
51	Fund Officers

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Shareholder:

The US economy expanded during most of the twelve-month reporting period ended February 28, 2015. Both stocks and bonds posted positive returns during the reporting period.

12 Months in Review through February 28, 2015

■	AllianzGI Convertible & Income Fund returned 0.33% on net asset value (“NAV”) and 0.37% on market price.

■	AllianzGI Convertible & Income Fund II returned 0.60% on NAV and -0.81% on market price.

In comparison, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, rose 15.51% and the BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, returned 2.84% during the 12-month reporting period. Convertible securities, which share characteristics of both stocks and bonds, also generated positive results. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, advanced 6.71% for the period.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, contracted at an annual pace of 2.1% during the first quarter of 2014. However, the economy quickly regained its footing, as GDP grew at an annual pace of 4.6% and 5.0% during the second and third quarters, respectively. Economic growth then moderated, as the US Commerce Department reported that fourth quarter GDP expanded at a 2.2% annualized rate.

While the Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, it started to take actions to transition to a more normalized stance. In October 2014 the central bank announced that its asset purchase program had concluded. At its meeting in January 2015, the Fed said, “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended in March 2015, after the reporting period had ended, the Fed removed the word “patient” from its official statement and said it “… anticipates that it will be appropriate to raise the target range for

2	Annual Report	| February 28, 2015

the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

Outlook

In our view, growth momentum is stronger in the developed world relative to emerging markets. The US remains the key growth engine for the world economy, even though growth is losing momentum. Euro area

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data have recently shown signs of improvement, thereby reflecting a tailwind from a weaker euro, as well as the stimulus stemming from the decline in oil prices. Elsewhere, Japanese economic data continue to edge up, but only moderately given the sharp decline in mid-2014. Finally, data in emerging markets has recently stabilized. Overall, we believe lower oil prices will be supportive for global growth.

From an investment standpoint, we currently favor global equities over cash, with a preference for developed market equities versus their emerging market counterparts. From a fixed income perspective, we anticipate a cyclical rise of US and UK sovereign yields due to change in monetary policy and stretched valuations. In contrast, we expect government bond yields in core euro-zone countries and Japan to remain low for the time being.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors U.S. LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

February 28, 2015 |	Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

February 28, 2015 (unaudited)

For the period of March 1, 2014, through February 28, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the fiscal twelve-month period ended February 28, 2015, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) returned 0.33% and 0.60% on net asset value (“NAV”) and 0.37% and -0.81% on market price, respectively.

Market Environment

Several factors influenced convertibles and high-yield bonds in the reporting period, including falling oil prices, treasury rate volatility, economic data, increased market volatility and the Fed outlook.

One of the most influential factors in the second half of 2014 was the drop in oil prices. The energy industry constituted approximately 7% of the convertible market and 14% of the high-yield market (in market value terms) as of year-end. Concerned with declining oil prices, investors sold energy-related issuers throughout the year with little regard to quality. As a result, diversified/integrated, natural gas, refiners and distribution-focused issuers were sold, along with some of the more troubled exploration and production (E&P) and energy services issuers that have high-cost shale exposure. High-cost and unhedged shale E&P issuers were appropriately under pressure, but there were many diversified, low-cost and well-hedged E&P issuers that were also down significantly. Despite the move lower in energy related issuers, the overall convertible market held up well, while the high-yield market felt more selling pressure across the asset class.

Treasury-rate volatility remained a factor throughout the period; however, the move had a more substantial impact in the first half of 2014. This had a greater influence on high yield and to a lesser degree the convertible assets class. Still, the move lower in yields and the flight-to-quality bid did separate performance among the rating categories.

Another factor that positively influenced the markets was the ongoing trend in key economic indicators. Throughout the period, both current and forward-looking indicators generally pointed to a US economy that is gradually improving. While some of the economic indicators were mixed, many were positive, including employment and the ISM Manufacturing Index. In our view, these trends help confirm the prospects for the continued low default rate for high yield and convertible bonds.

Mutual fund flow data, news releases, external forces and equity market swings have all created more day-to-day volatility in both the convertible and high yield markets than typically seen historically. However, absent a material change in the credit environment, we believe that this volatility also creates tremendous opportunity for investors.

Finally, global central banks have continued with generally accommodative monetary policies, and the US Fed governors’ comments have signaled a dovish stance. We believe that the Fed will tighten only in response to a more robust economy that includes a more constructive outlook for corporate profits and low defaults.

Portfolio Specifics

The Funds’ overall NAV returns were positive for the period. The attribution for the period included several positive single-name performers from a variety of sectors and industries. The majority of the Funds’ issuers exceeded earnings expectations, which helped contribute to performance.

4	Annual Report	| February 28, 2015

In the convertibles sleeve, sector allocations which benefitted performance in the period relative to the convertibles universe were Industrials, Consumer Staples and Financials. Positive security selection in Industrials and Consumer Staples aided relative performance and more than offset the negative impact of higher-than-benchmark weights in both industries. In addition, the Funds benefited from stronger issue-specific returns in the Financials sector. Conversely, sector allocations that hindered relative performance in the reporting period were Technology, Materials and Healthcare. An underweight and negative security selection in Technology and Healthcare hampered returns. The Funds’ holdings in the Materials sector lagged their peers and adversely impacted performance.

In the high yield bond sleeve, industry allocations which benefitted performance in the period relative to the high yield universe were Publishing/Printing, Technology and Support-Services. The Funds benefited from an overweight and stronger issue-specific performance in the Publishing/Printing and Technology industries. In Support-Services, positive security selection was a source of strength. In contrast, industry allocations that hindered relative performance during the period were Diversified Media, Diversified Financial Services and Gaming. All of the aforementioned industries exhibited weaker issue-specific returns, negatively impacting relative performance.

February 28, 2015	| Annual Report	5

Performance & Statistics

AllianzGI Convertible & Income Fund

February 28, 2015 (unaudited)

Total Return (1):	Market Price	NAV
1 Year	0.37%	0.33%
5 Year	12.32%	12.64%
10 Year	7.56%	6.83%
Commencement of Operations (3/31/03) to 2/28/15	8.86%	8.79%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/28/15

Market Price/NAV:
Market Price	$9.12
NAV	$8.44
Premium to NAV	8.06%
Market Price Yield(2)	11.84%
Leverage(3)	32.53%

Moody’s Ratings*

(as a % of total investments)

6	Annual Report	| February 28, 2015

Performance & Statistics

AllianzGI Convertible & Income Fund II

February 28, 2015 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-0.81%	0.60%
5 Year	12.59%	12.66%
10 Year	7.68%	6.10%
Commencement of Operations (7/31/03) to 2/28/15	7.96%	7.51%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/28/15

Market Price/NAV:
Market Price	$8.58
NAV	$7.56
Premium to NAV	13.49%
Market Price Yield(2)	11.89%
Leverage(3)	32.87%

Moody’s Ratings*

(as a % of total investments)

February 28, 2015	| Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Funds

February 28, 2015 (unaudited)

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Credit ratings information in this report uses ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ consideration of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 28, 2015.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

8	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015

Principal Amount (000s)		Value
Corporate Bonds & Notes – 41.3%
	Advertising – 0.3%
$5,650	Affinion Group, Inc., 7.875%, 12/15/18	$3,827,875
	Aerospace & Defense – 0.5%
250	Bombardier, Inc., 6.00%, 10/15/22 (a)(b)	240,625
6,570	Erickson, Inc., 8.25%, 5/1/20	5,403,825
		5,644,450
	Air Freight & Logistics – 0.7%
6,820	XPO Logistics, Inc., 7.875%, 9/1/19 (a)(b)	7,314,450
	Auto Components – 0.8%
4,180	Chassix, Inc., 9.25%, 8/1/18 (a)(b)(c)	3,051,400
5,280	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	5,643,000
		8,694,400
	Auto Manufacturers – 0.8%
7,410	Chrysler Group LLC, 8.25%, 6/15/21	8,308,462
	Commercial Services – 2.6%
4,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	4,380,000
11,500	Cenveo Corp., 11.50%, 5/15/17	11,730,000
5,705	DynCorp International, Inc., 10.375%, 7/1/17	5,205,812
7,375	Monitronics International, Inc., 9.125%, 4/1/20	7,301,250
		28,617,062
	Commercial Services & Supplies – 0.6%
5,645	United Rentals North America, Inc., 8.375%, 9/15/20	6,068,375
	Construction Materials – 0.7%
7,310	US Concrete, Inc., 8.50%, 12/1/18	7,785,150
	Consumer Finance – 0.8%
3,210	Navient Corp., 8.45%, 6/15/18	3,675,450
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,650,575
		9,326,025
	Distribution/Wholesale – 0.9%
8,170	HD Supply, Inc., 11.00%, 4/15/20	9,395,500
	Diversified Consumer Services – 0.6%
6,815	Cambium Learning Group, Inc., 9.75%, 2/15/17	6,883,150
	Diversified Financial Services – 1.8%
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	6,555,250
7,130	12.75%, 5/1/20 (a)(b)	4,491,900
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,500	7.875%, 10/1/20	2,525,000
5,300	9.625%, 5/1/19	5,671,000
		19,243,150
	Diversified Telecommunications – 0.5%
4,923	Cincinnati Bell, Inc., 8.75%, 3/15/18	5,041,152
	Electrical Components & Equipment – 1.2%
13,585	WireCo WorldGroup, Inc., 9.50%, 5/15/17	13,449,150
	Electronic Equipment, Instruments & Components – 1.5%
7,725	Kemet Corp., 10.50%, 5/1/18	7,956,750
7,500	Viasystems, Inc., 7.875%, 5/1/19 (a)(b)	7,950,000
		15,906,750

February 28, 2015	| Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Energy Equipment & Services – 0.1%
$2,830	Hercules Offshore, Inc., 8.75%, 7/15/21 (a)(b)	$891,450
	Food & Staples Retailing – 0.5%
5,000	US Foods, Inc., 8.50%, 6/30/19	5,256,250
	Health Care Providers & Services – 1.7%
8,875	ExamWorks Group, Inc., 9.00%, 7/15/19	9,451,875
	Tenet Healthcare Corp.,
3,500	5.00%, 3/1/19 (a)(b)	3,526,250
4,530	8.125%, 4/1/22	5,141,550
		18,119,675
	Healthcare-Products – 0.9%
8,885	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	9,740,181
	Hotels, Restaurants & Leisure – 0.9%
8,405	MGM Resorts International, 11.375%, 3/1/18	10,233,088
	Household Durables – 1.1%
	Beazer Homes USA, Inc.,
2,945	7.25%, 2/1/23	2,823,519
5,045	9.125%, 5/15/19	5,215,268
3,950	Jarden Corp., 7.50%, 5/1/17	4,374,625
		12,413,412
	Household Products/Wares – 0.7%
7,610	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	8,190,263
	Internet – 0.5%
8,395	Affinion Investments LLC, 13.50%, 8/15/18	5,540,436
	Internet Software & Services – 1.2%
	EarthLink, Inc.,
2,800	7.375%, 6/1/20	2,877,000
10,060	8.875%, 5/15/19	10,386,950
		13,263,950
	Iron/Steel – 0.6%
7,305	AK Steel Corp., 8.375%, 4/1/22	6,537,975
	Lodging – 0.2%
12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	2,291,225
	Machinery – 1.1%
5,250	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	5,460,000
6,755	Navistar International Corp., 8.25%, 11/1/21	6,814,106
		12,274,106
	Media – 2.9%
5,500	AMC Entertainment, Inc., 9.75%, 12/1/20	6,077,500
8,355	McClatchy Co., 9.00%, 12/15/22	8,522,100
8,220	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	9,288,600
3,745	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	3,230,062
4,671	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)	4,624,290
		31,742,552
	Metals & Mining – 2.0%
6,590	ArcelorMittal, 10.60%, 6/1/19	8,163,362
3,680	HudBay Minerals, Inc., 9.50%, 10/1/20	3,790,400

10	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Thompson Creek Metals Co., Inc.,
$8,295	7.375%, 6/1/18	$6,884,850
2,830	12.50%, 5/1/19	2,518,700
		21,357,312
	Miscellaneous Manufacturing – 0.7%
7,350	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	7,157,063
	Oil & Gas – 1.3%
9,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	6,606,500
6,038	United Refining Co., 10.50%, 2/28/18	6,397,261
1,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 4/1/20	918,750
		13,922,511
	Oil, Gas & Consumable Fuels – 1.5%
2,840	Arch Coal, Inc., 9.875%, 6/15/19	1,036,600
5,050	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	5,416,125
4,500	Laredo Petroleum, Inc., 9.50%, 2/15/19	4,702,500
5,615	Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	4,941,200
730	Ultra Petroleum Corp., 6.125%, 10/1/24 (a)(b)	697,150
		16,793,575
	Packaging & Containers – 0.7%
6,692	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	7,294,280
	Paper & Forest Products – 0.3%
3,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	3,217,500
	Pharmaceuticals – 0.2%
2,290	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	2,335,800
	Real Estate Investment Trust – 0.3%
3,085	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,123,563
	Retail – 0.9%
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	9,997,406
	Semiconductors & Semiconductor Equipment – 1.0%
3,745	Amkor Technology, Inc., 6.375%, 10/1/22	3,904,162
6,094	Freescale Semiconductor, Inc., 10.75%, 8/1/20	6,646,269
		10,550,431
	Software – 1.7%
	First Data Corp.,
5,645	8.25%, 1/15/21 (a)(b)	6,082,488
1,834	10.625%, 6/15/21	2,118,270
9,045	12.625%, 1/15/21	10,835,910
		19,036,668
	Specialty Retail – 1.2%
4,160	Brown Shoe Co., Inc., 7.125%, 5/15/19	4,336,800
3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	3,303,125
5,500	Conn’s, Inc., 7.25%, 7/15/22 (a)(b)	4,984,375
		12,624,300
	Telecommunications – 1.3%
7,415	Consolidated Communications, Inc., 10.875%, 6/1/20	8,388,219
5,660	Windstream Corp., 7.50%, 4/1/23	5,617,550
		14,005,769

February 28, 2015	| Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Transportation – 0.7%
$6,837	Quality Distribution LLC, 9.875%, 11/1/18	$7,195,943
	Wireless Telecommunication Services – 0.8%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,934,200
Total Corporate Bonds & Notes (cost-$468,787,818)		449,545,985

Shares
Convertible Preferred Stock – 40.8%
	Aerospace & Defense – 1.4%
239,625	United Technologies Corp., 7.50%, 8/1/15	15,264,113
	Automobiles – 1.7%
532,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors) (d)	18,538,604
	Banks – 4.3%
9,695	Huntington Bancshares, Inc., 8.50% (e)	13,282,150
1,064,500	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America) (d)	16,265,560
13,990	Wells Fargo & Co., 7.50%, Ser. L (e)	16,962,315
		46,510,025
	Diversified Financial Services – 1.4%
13,220	Bank of America Corp., 7.25%, Ser. L (e)	15,467,400
	Electric Utilities – 0.4%
85,390	Exelon Corp., 6.50%, 6/1/17	4,235,344
	Electronic Equipment, Instruments & Components – 1.7%
738,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (d)	18,073,620
	Energy Equipment & Services – 1.6%
313,380	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (d)	17,643,294
	Food Products – 1.4%
326,360	Wells Fargo & Co., 8.00%, 8/28/15 (Archer-Daniels-Midland Co.) (d)	15,175,740
	Health Care Equipment & Supplies – 1.8%
273,890	Credit Suisse, 8.00%, 6/23/15 (Medtronic, Inc.) (d)	19,120,261
	Health Care Providers & Services – 1.9%
339,700	JPMorgan Chase & Co., 8.00%, 5/5/15 (HCA Holdings, Inc.) (d)	20,297,075
	Independent Power & Renewable Electricity Producers – 0.8%
91,960	Dynegy, Inc., 5.375%, 11/1/17	9,237,382
	Internet Software & Services – 1.5%
349,200	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (d)	16,482,240
	Machinery – 1.8%
171,185	Stanley Black & Decker, Inc., 6.25%, 11/17/16	19,744,478
	Metals & Mining – 1.4%
18,215	Alcoa, Inc., 5.375%, 10/1/17	881,606
792,720	ArcelorMittal, 6.00%, 1/15/16	14,021,235
		14,902,841
	Multiline Retail – 1.5%
258,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (d)	16,338,624
	Multi-Utilities – 1.7%
239,645	AES Trust III, 6.75%, 10/15/29	12,205,120
128,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,499,530
		18,704,650

12	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 1.8%
191,170	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (d)	$14,301,428
14,100	Energy XXI Bermuda Ltd., 5.625% (e)	738,048
124,235	PetroQuest Energy, Inc., 6.875% (e)	3,354,345
34,155	Sanchez Energy Corp., 6.50%, 4/6/18 (e)	1,434,510
		19,828,331
	Pharmaceuticals – 1.5%
333,295	JPMorgan Chase & Co., 8.00%, 4/30/15 (Mylan, Inc.) (d)	16,504,768
	Real Estate Investment Trust – 4.4%
439,700	Alexandria Real Estate Equities, Inc., 7.00% (e)	12,751,300
798,310	FelCor Lodging Trust, Inc., 1.95%, Ser. A (e)	20,556,483
208,680	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	14,261,191
		47,568,974
	Semiconductors & Semiconductor Equipment – 3.0%
246,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (d)	19,101,900
530,000	Wells Fargo & Co., 8.00%, 6/18/15 (Micron Technology, Inc.) (d)	15,189,800
		34,291,700
	Specialty Retail – 1.8%
13,250	Barnes & Noble, Inc., 7.75%, 8/18/21 (a)(b)	19,635,837
	Technology Hardware, Storage & Peripherals – 2.0%
27,900	Bank of America Corp., 8.00%, 5/12/15 (Apple, Inc.) (d)	21,315,600
Total Convertible Preferred Stock (cost-$421,942,788)		444,880,901

Principal Amount (000s)
Convertible Bonds & Notes – 16.4%
	Capital Markets – 3.3%
$7,740	Ares Capital Corp., 5.75%, 2/1/16	8,044,762
13,195	BGC Partners, Inc., 4.50%, 7/15/16	14,341,316
16,490	Walter Investment Management Corp., 4.50%, 11/1/19	13,222,919
		35,608,997
	Commercial Services – 1.7%
20,305	Cenveo Corp., 7.00%, 5/15/17	18,769,434
	Construction Materials – 0.7%
7,645	Cemex S.A.B. de C.V., 4.875%, 3/15/15	7,668,891
	Diversified Consumer Services – 1.0%
13,510	Ascent Capital Group, Inc., 4.00%, 7/15/20	10,630,681
	Hotels, Restaurants & Leisure – 0.4%
4,270	MGM Resorts International, 4.25%, 4/15/15	5,035,931
	Insurance – 0.4%
3,965	HCI Group, Inc., 3.875%, 3/15/19	4,041,822
	Life Sciences Tools & Services – 0.4%
4,420	Sequenom, Inc., 5.00%, 10/1/17	4,433,812
	Machinery – 2.3%
	Meritor, Inc.,
12,480	4.625%, 3/1/26	12,636,000
6,225	7.875%, 3/1/26	10,057,266
2,290	Navistar International Corp., 4.75%, 4/15/19 (a)(b)	2,026,650
		24,719,916

February 28, 2015	| Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 0.8%
$2,280	Cobalt International Energy, Inc., 2.625%, 12/1/19	$1,657,275
9,960	Goodrich Petroleum Corp., 5.00%, 10/1/32	5,029,800
1,825	Stone Energy Corp., 1.75%, 3/1/17	1,689,266
		8,376,341
	Personal Products – 1.0%
15,310	Herbalife Ltd., 2.00%, 8/15/19 (a)	11,568,695
	Real Estate Investment Trust – 0.6%
7,070	IAS Operating Partnership LP, 5.00%, 3/15/18 (a)(b)	6,796,037
	Software – 0.9%
10,320	TeleCommunication Systems, Inc., 7.75%, 6/30/18	9,752,400
	Thrifts & Mortgage Finance – 0.7%
6,535	MGIC Investment Corp., 5.00%, 5/1/17	7,306,947
	Tobacco – 2.1%
	Vector Group Ltd., (f)
5,665	1.75%, 4/15/20	6,114,659
11,865	2.50%, 1/15/19	17,310,122
		23,424,781
	Trading Companies & Distribution – 0.1%
1,190	Titan Machinery, Inc., 3.75%, 5/1/19	869,444
Total Convertible Bonds & Notes (cost-$171,002,933)		179,004,129

Shares
Common Stock – 0.3%
	Banks – 0.3%
60,947	Citigroup, Inc. (cost-$3,568,159)	3,194,842

Principal Amount (000s)
Short-Term Investment – 1.2%
	Time Deposit – 1.2%
$12,599	JPMorgan Chase & Co.-Nassau, 0.03%, 3/2/15 (cost-$12,599,082)	12,599,082
Total Investments (cost-$1,077,900,780) – 100.0%		$1,089,224,939

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $122,659,333, representing 11.3% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

14	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

(g)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/15
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$449,545,985	$–	$449,545,985
Convertible Preferred Stock:
Automobiles	–	–	18,538,604	18,538,604
Banks	30,244,465	–	16,265,560	46,510,025
Electronic Equipment, Instruments & Components	–	–	18,073,620	18,073,620
Energy Equipment & Services	–	–	17,643,294	17,643,294
Food Products	–	–	15,175,740	15,175,740
Health Care Equipment & Supplies	–	–	19,120,261	19,120,261
Health Care Providers & Services	–	–	20,297,075	20,297,075
Internet Software & Services	–	–	16,482,240	16,482,240
Metals & Mining	881,606	14,021,235	–	14,902,841
Multiline Retail	–	–	16,338,624	16,338,624
Oil, Gas & Consumable Fuels	3,354,345	2,172,558	14,301,428	19,828,331
Pharmaceuticals	–	–	16,504,768	16,504,768
Semiconductors & Semiconductor Equipment	–	–	34,291,700	34,291,700
Specialty Retail	–	19,635,837	–	19,635,837
Technology Hardware, Storage & Peripherals	–	–	21,315,600	21,315,600
All Other	130,222,341	–	–	130,222,341
Convertible Bonds & Notes	–	179,004,129	–	179,004,129
Common Stock	3,194,842	–	–	3,194,842
Short-Term Investment	–	12,599,082	–	12,599,082
Totals	$167,897,599	$676,978,826	$244,348,514	$1,089,224,939

At February 28, 2015, a security valued at $3,354,345 was transferred from Level 2 to Level 1 due to the availability of an exchange-traded closing price.

February 28, 2015	| Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2015 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2015, was as follows:

	Beginning Balance 2/28/14	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/15
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$13,802,523	$21,749,086	$(15,012,339)	$ –	$(4,957,306)	$2,956,640	$ –	$ –	$18,538,604
Banks	15,935,338	20,061,560	(19,850,164)	–	–	118,826	–	–	16,265,560
Computers & Peripherals	12,985,586	–	(13,019,681)†	–	–	34,095	–	–	–
Electronic Equipment, Instruments & Components	–	18,184,320	–	–	–	(110,700)	–	–	18,073,620
Energy Equipment & Services	39,698,096	–	(22,376,924)	–	3,560,974	(3,238,852)	–	–	17,643,294
Food Products	–	16,381,771	–	–	–	(1,206,031)	–	–	15,175,740
Health Care Equipment & Supplies	–	17,767,244	–	–	–	1,353,017	–	–	19,120,261
Health Care Providers & Services	–	18,043,098	–	–	–	2,253,977	–	–	20,297,075
Household Durables	14,324,200	–	(13,840,543)†	–	–	(483,657)	–	–	–
Insurance	14,641,250	–	(14,915,891)	–	1,319,888	(1,045,247)	–	–	–
Internet & Catalog Retail	14,992,436	–	(13,224,046)	–	2,121,459	(3,889,849)	–	–	–
Internet Software & Services	–	18,022,212	–	–	–	(1,539,972)	–	–	16,482,240
Multiline Retail	17,715,255	17,304,576	(18,528,363)	–	687,965	(840,809)	–	–	16,338,624
Oil, Gas & Consumable Fuels	18,189,826	–	–	–	–	(3,888,398)	–	–	14,301,428
Pharmaceuticals	17,363,636	16,702,079	(24,398,651)	–	7,902,767	(1,065,063)	–	–	16,504,768
Semiconductors & Semiconductor Equipment	–	36,882,342	–	–	–	(2,590,642)	–	–	34,291,700
Technology Hardware, Storage & Peripherals	–	16,735,165	–	–	–	4,580,435	–	–	21,315,600
Totals	$179,648,146	$217,833,453	$(155,166,602)	$ –	$10,635,747	$(8,602,230)	$ –	$ –	$244,348,514

†	Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2015:

	Ending Balance at 2/28/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$244,348,514	Third-Party Pricing Vendor	Single Broker Quote	$15.28-$764.00

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2015 was $(4,261,022). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

REIT	-	Real Estate Investment Trust

16	Annual Report	| February 28, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015

Principal Amount (000s)		Value
Corporate Bonds & Notes – 42.0%
	Advertising – 0.4%
$4,350	Affinion Group, Inc., 7.875%, 12/15/18	$2,947,125
	Aerospace & Defense – 0.5%
250	Bombardier, Inc., 6.00%, 10/15/22 (a)(b)	240,625
5,030	Erickson, Inc., 8.25%, 5/1/20	4,137,175
		4,377,800
	Air Freight & Logistics – 0.7%
5,230	XPO Logistics, Inc., 7.875%, 9/1/19 (a)(b)	5,609,175
	Auto Components – 0.8%
3,320	Chassix, Inc., 9.25%, 8/1/18 (a)(b)(c)	2,423,600
3,970	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,242,937
		6,666,537
	Auto Manufacturers – 0.8%
5,590	Chrysler Group LLC, 8.25%, 6/15/21	6,267,788
	Commercial Services – 2.6%
3,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	3,285,000
8,535	Cenveo Corp., 11.50%, 5/15/17	8,705,700
4,295	DynCorp International, Inc., 10.375%, 7/1/17	3,919,187
5,925	Monitronics International, Inc., 9.125%, 4/1/20	5,865,750
		21,775,637
	Commercial Services & Supplies – 0.6%
4,355	United Rentals North America, Inc., 8.375%, 9/15/20	4,681,625
	Construction Materials – 0.7%
5,690	US Concrete, Inc., 8.50%, 12/1/18	6,059,850
	Consumer Finance – 0.9%
2,605	Navient Corp., 8.45%, 6/15/18	2,982,725
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,425,425
		7,408,150
	Distribution/Wholesale – 0.9%
6,430	HD Supply, Inc., 11.00%, 4/15/20	7,394,500
	Diversified Consumer Services – 0.6%
5,270	Cambium Learning Group, Inc., 9.75%, 2/15/17	5,322,700
	Diversified Financial Services – 1.8%
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	4,852,250
5,370	12.75%, 5/1/20 (a)(b)	3,383,100
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,000	7.875%, 10/1/20	2,020,000
4,250	9.625%, 5/1/19	4,547,500
		14,802,850
	Diversified Telecommunications – 0.5%
3,692	Cincinnati Bell, Inc., 8.75%, 3/15/18	3,780,608
	Electrical Components & Equipment – 1.2%
10,275	WireCo WorldGroup, Inc., 9.50%, 5/15/17	10,172,250
	Electronic Equipment, Instruments & Components – 1.4%
5,815	Kemet Corp., 10.50%, 5/1/18	5,989,450
5,500	Viasystems, Inc., 7.875%, 5/1/19 (a)(b)	5,830,000
		11,819,450

February 28, 2015	| Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Energy Equipment & Services – 0.1%
$2,170	Hercules Offshore, Inc., 8.75%, 7/15/21 (a)(b)	$683,550
	Food & Staples Retailing – 0.6%
5,000	US Foods, Inc., 8.50%, 6/30/19	5,256,250
	Health Care Providers & Services – 1.7%
6,585	ExamWorks Group, Inc., 9.00%, 7/15/19	7,013,025
	Tenet Healthcare Corp.,
2,750	5.00%, 3/1/19 (a)(b)	2,770,625
3,470	8.125%, 4/1/22	3,938,450
		13,722,100
	Healthcare-Products – 0.9%
6,785	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	7,438,056
	Hotels, Restaurants & Leisure – 0.9%
6,395	MGM Resorts International, 11.375%, 3/1/18	7,785,913
	Household Durables – 0.9%
	Beazer Homes USA, Inc.,
2,245	7.25%, 2/1/23	2,152,394
3,920	9.125%, 5/15/19	4,052,300
1,390	Jarden Corp., 7.50%, 5/1/17	1,539,425
		7,744,119
	Household Products/Wares – 0.8%
5,725	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	6,161,531
	Internet – 0.5%
6,462	Affinion Investments LLC, 13.50%, 8/15/18	4,264,722
	Internet Software & Services – 1.2%
	EarthLink, Inc.,
2,200	7.375%, 6/1/20	2,260,500
7,590	8.875%, 5/15/19	7,836,675
		10,097,175
	Iron/Steel – 0.6%
5,600	AK Steel Corp., 8.375%, 4/1/22	5,012,000
	Lodging – 0.2%
9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	1,749,175
	Machinery – 1.2%
4,225	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	4,394,000
5,495	Navistar International Corp., 8.25%, 11/1/21	5,543,081
		9,937,081
	Media – 3.1%
5,500	AMC Entertainment, Inc., 9.75%, 12/1/20	6,077,500
6,645	McClatchy Co., 9.00%, 12/15/22	6,777,900
6,280	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	7,096,400
2,850	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	2,458,125
3,589	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)	3,553,110
		25,963,035
	Metals & Mining – 2.0%
5,050	ArcelorMittal, 10.60%, 6/1/19	6,255,687
2,820	HudBay Minerals, Inc., 9.50%, 10/1/20	2,904,600

18	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Thompson Creek Metals Co., Inc.,
$6,145	7.375%, 6/1/18	$5,100,350
2,170	12.50%, 5/1/19	1,931,300
		16,191,937
	Miscellaneous Manufacturing – 0.7%
5,650	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	5,501,688
	Oil & Gas – 1.3%
7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	5,110,000
4,306	United Refining Co., 10.50%, 2/28/18	4,562,207
1,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 4/1/20	918,750
		10,590,957
	Oil, Gas & Consumable Fuels – 1.7%
2,160	Arch Coal, Inc., 9.875%, 6/15/19	788,400
4,550	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	4,879,875
4,200	Laredo Petroleum, Inc., 9.50%, 2/15/19	4,389,000
4,305	Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	3,788,400
560	Ultra Petroleum Corp., 6.125%, 10/1/24 (a)(b)	534,800
		14,380,475
	Packaging & Containers – 0.8%
5,903	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	6,434,270
	Paper & Forest Products – 0.3%
2,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	2,145,000
	Pharmaceuticals – 0.2%
1,755	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	1,790,100
	Real Estate Investment Trust – 0.3%
2,345	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,374,313
	Retail – 0.7%
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	6,110,406
	Semiconductors & Semiconductor Equipment – 1.0%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,997,188
4,717	Freescale Semiconductor, Inc., 10.75%, 8/1/20	5,144,478
		8,141,666
	Software – 1.8%
	First Data Corp.,
4,355	8.25%, 1/15/21 (a)(b)	4,692,513
1,465	10.625%, 6/15/21	1,692,075
6,955	12.625%, 1/15/21	8,332,090
		14,716,678
	Specialty Retail – 1.3%
3,140	Brown Shoe Co., Inc., 7.125%, 5/15/19	3,273,450
4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	4,246,875
3,500	Conn’s, Inc., 7.25%, 7/15/22 (a)(b)	3,171,875
		10,692,200
	Telecommunications – 1.4%
6,085	Consolidated Communications, Inc., 10.875%, 6/1/20	6,883,656
4,340	Windstream Corp., 7.50%, 4/1/23	4,307,450
		11,191,106
	Transportation – 0.6%
5,044	Quality Distribution LLC, 9.875%, 11/1/18	5,308,810

February 28, 2015	| Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

Principal Amount (000s)		Value
	Wireless Telecommunication Services – 0.8%
$5,545	Sprint Communications, Inc., 11.50%, 11/15/21	$6,875,800
Total Corporate Bonds & Notes (cost-$362,325,982)		347,346,158

Shares
Convertible Preferred Stock – 40.7%
	Aerospace & Defense – 1.4%
181,200	United Technologies Corp., 7.50%, 8/1/15	11,542,440
	Automobiles – 1.7%
402,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors) (d)	14,008,494
	Banks – 4.2%
7,455	Huntington Bancshares, Inc., 8.50% (e)	10,213,350
805,310	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America) (d)	12,305,137
9,900	Wells Fargo & Co., 7.50%, Ser. L (e)	12,003,354
		34,521,841
	Diversified Financial Services – 1.4%
10,100	Bank of America Corp., 7.25%, Ser. L (e)	11,817,000
	Electric Utilities – 0.8%
134,610	Exelon Corp., 6.50%, 6/1/17	6,676,656
	Electronic Equipment, Instruments & Components – 1.6%
557,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (d)	13,640,930
	Energy Equipment & Services – 1.6%
240,590	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (d)	13,545,217
	Food Products – 1.4%
246,900	Wells Fargo & Co., 8.00%, 8/28/15 (Archer-Daniels-Midland Co.) (d)	11,480,850
	Health Care Equipment & Supplies – 1.8%
210,000	Credit Suisse, 8.00%, 6/23/15 (Medtronic, Inc.) (d)	14,660,100
	Health Care Providers & Services – 1.9%
257,800	JPMorgan Chase & Co., 8.00%, 5/5/15 (HCA Holdings, Inc.) (d)	15,403,550
	Independent Power & Renewable Electricity Producers – 0.9%
72,035	Dynegy, Inc., 5.375%, 11/1/17	7,235,916
	Internet Software & Services – 1.5%
264,285	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (d)	12,474,252
	Machinery – 1.8%
128,815	Stanley Black & Decker, Inc., 6.25%, 11/17/16	14,857,522
	Metals & Mining – 1.4%
13,785	Alcoa, Inc., 5.375%, 10/1/17	667,194
604,670	ArcelorMittal, 6.00%, 1/15/16	10,695,100
		11,362,294
	Multiline Retail – 1.5%
195,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (d)	12,348,960
	Multi-Utilities – 1.1%
186,560	AES Trust III, 6.75%, 10/15/29	9,501,501
	Oil, Gas & Consumable Fuels – 1.8%
146,765	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (d)	10,979,490
10,900	Energy XXI Bermuda Ltd., 5.625% (e)	570,547
94,905	PetroQuest Energy, Inc., 6.875% (e)	2,562,435

20	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

Shares		Value
25,840	Sanchez Energy Corp., 6.50%, 4/6/18 (e)	$1,085,280
		15,197,752
	Pharmaceuticals – 1.5%
253,015	JPMorgan Chase & Co., 8.00%, 4/30/15 (Mylan, Inc.) (d)	12,529,303
	Real Estate Investment Trust – 4.4%
335,200	Alexandria Real Estate Equities, Inc., 7.00% (e)	9,720,800
610,095	FelCor Lodging Trust, Inc., 1.95%, Ser. A (e)	15,709,946
159,235	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	10,882,120
		36,312,866
	Semiconductors & Semiconductor Equipment – 3.2%
186,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (d)	14,442,900
420,000	Wells Fargo & Co., 8.00%, 6/18/15 (Micron Technology, Inc.) (d)	12,037,200
		26,480,100
	Specialty Retail – 1.8%
10,000	Barnes & Noble, Inc., 7.75%, 8/18/21 (a)(b)	14,819,500
	Technology Hardware, Storage & Peripherals – 2.0%
21,135	Bank of America Corp., 8.00%, 5/12/15 (Apple, Inc.) (d)	16,147,140
Total Convertible Preferred Stock (cost-$317,079,922)		336,564,184

Principal Amount (000s)
Convertible Bonds & Notes – 16.1%
	Capital Markets – 3.3%
$5,880	Ares Capital Corp., 5.75%, 2/1/16	6,111,525
10,075	BGC Partners, Inc., 4.50%, 7/15/16	10,950,266
12,440	Walter Investment Management Corp., 4.50%, 11/1/19	9,975,325
		27,037,116
	Commercial Services – 1.7%
15,600	Cenveo Corp., 7.00%, 5/15/17	14,420,250
	Construction Materials – 0.7%
5,850	Cemex S.A.B. de C.V., 4.875%, 3/15/15	5,868,281
	Diversified Consumer Services – 1.0%
10,220	Ascent Capital Group, Inc., 4.00%, 7/15/20	8,041,862
	Hotels, Restaurants & Leisure – 0.4%
3,240	MGM Resorts International, 4.25%, 4/15/15	3,821,175
	Insurance – 0.4%
3,035	HCI Group, Inc., 3.875%, 3/15/19	3,093,803
	Life Sciences Tools & Services – 0.4%
3,470	Sequenom, Inc., 5.00%, 10/1/17	3,480,844
	Machinery – 2.3%
	Meritor, Inc.,
9,545	4.625%, 3/1/26	9,664,312
4,755	7.875%, 3/1/26	7,682,297
1,710	Navistar International Corp., 4.75%, 4/15/19 (a)(b)	1,513,350
		18,859,959
	Oil, Gas & Consumable Fuels – 0.8%
1,720	Cobalt International Energy, Inc., 2.625%, 12/1/19	1,250,225
7,540	Goodrich Petroleum Corp., 5.00%, 10/1/32	3,807,700

February 28, 2015	| Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

Principal Amount (000s)		Value
$1,380	Stone Energy Corp., 1.75%, 3/1/17	$1,277,362
		6,335,287
	Personal Products – 1.0%
11,615	Herbalife Ltd., 2.00%, 8/15/19 (a)	8,776,642
	Real Estate Investment Trust – 0.3%
2,430	IAS Operating Partnership LP, 5.00%, 3/15/18 (a)(b)	2,335,838
	Software – 0.9%
7,890	TeleCommunication Systems, Inc., 7.75%, 6/30/18	7,456,050
	Thrifts & Mortgage Finance – 0.7%
4,965	MGIC Investment Corp., 5.00%, 5/1/17	5,551,491
	Tobacco – 2.1%
	Vector Group Ltd., (f)
4,335	1.75%, 4/15/20	4,679,091
9,035	2.50%, 1/15/19	13,181,369
		17,860,460
	Trading Companies & Distribution – 0.1%
910	Titan Machinery, Inc., 3.75%, 5/1/19	664,869
Total Convertible Bonds & Notes (cost-$127,508,378)		133,603,927

Shares
Common Stock – 0.3%
	Banks – 0.3%
46,017	Citigroup, Inc. (cost-$2,692,376)	2,412,211

Principal Amount (000s)
Short-Term Investment – 0.9%
	Time Deposit – 0.9%
$7,246	JPMorgan Chase & Co.-Nassau, 0.03%, 3/2/15 (cost-$7,245,721)	7,245,721
Total Investments (cost-$816,852,379) – 100.0%		$827,172,201

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $91,273,767, representing 11.0% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	In default.

(d)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

22	Annual Report	| February 28, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

(g)	Fair Value Measurements – See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/15
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$347,346,158	$–	$347,346,158
Convertible Preferred Stock:
Automobiles	–	–	14,008,494	14,008,494
Banks	22,216,704	–	12,305,137	34,521,841
Electronic Equipment, Instruments & Components	–	–	13,640,930	13,640,930
Energy Equipment & Services	–	–	13,545,217	13,545,217
Food Products	–	–	11,480,850	11,480,850
Health Care Equipment & Supplies	–	–	14,660,100	14,660,100
Health Care Providers & Services	–	–	15,403,550	15,403,550
Internet Software & Services	–	–	12,474,252	12,474,252
Metals & Mining	667,194	10,695,100	–	11,362,294
Multiline Retail	–	–	12,348,960	12,348,960
Oil, Gas & Consumable Fuels	2,562,435	1,655,827	10,979,490	15,197,752
Pharmaceuticals	–	–	12,529,303	12,529,303
Semiconductors & Semiconductor Equipment	–	–	26,480,100	26,480,100
Specialty Retail	–	14,819,500	–	14,819,500
Technology Hardware, Storage & Peripherals	–	–	16,147,140	16,147,140
All Other	97,943,901	–	–	97,943,901
Convertible Bonds & Notes	–	133,603,927	–	133,603,927
Common Stock	2,412,211	–	–	2,412,211
Short-Term Investment	–	7,245,721	–	7,245,721
Totals	$125,802,445	$515,366,233	$186,003,523	$827,172,201

At February 28, 2015, a security valued at $2,562,435 was transferred from Level 2 to Level 1 due to the availability of an exchange-traded closing price.

February 28, 2015	| Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2015 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2015, was as follows:

	Beginning Balance 2/28/14	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/15
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$10,665,088	$16,344,563	$(11,461,048)	$ –	$(3,803,124)	$2,263,015	$ –	$ –	$14,008,494
Banks	12,419,982	15,196,336	(15,435,092)	–	–	123,911	–	–	12,305,137
Computers & Peripherals	9,953,184	–	(9,979,317)†	–	–	26,133	–	–	–
Electronic Equipment, Instruments & Components	–	13,724,480	–	–	–	(83,550)	–	–	13,640,930
Energy Equipment & Services	30,527,518	–	(17,234,994)	–	2,742,995	(2,490,302)	–	–	13,545,217
Food Products	–	12,393,244	–	–	–	(912,394)	–	–	11,480,850
Health Care Equipment & Supplies	–	13,622,700	–	–	–	1,037,400	–	–	14,660,100
Health Care Providers & Services	–	13,692,995	–	–	–	1,710,555	–	–	15,403,550
Household Durables	11,014,697	–	(10,642,786)†	–	–	(371,911)	–	–	–
Insurance	11,203,425	–	(11,413,579)	–	1,009,973	(799,819)	–	–	–
Internet Software & Services	–	13,639,749	–	–	–	(1,165,497)	–	–	12,474,252
Multiline Retail	13,804,312	13,079,040	(14,437,912)	–	536,085	(632,565)	–	–	12,348,960
Oil, Gas & Consumable Fuels	13,964,690	–	–	–	–	(2,985,200)	–	–	10,979,490
Pharmaceuticals	13,436,449	12,679,088	(18,861,262)	–	6,096,302	(821,274)	–	–	12,529,303
Semiconductors & Semiconductor Equipment	–	28,511,508	–	–	–	(2,031,408)	–	–	26,480,100
Technology Hardware, Storage & Peripherals	–	12,677,337	–	–	–	3,469,803	–	–	16,147,140
Totals	$126,989,345	$165,561,040	$(109,465,990)	$ –	$6,582,231	$(3,663,103)	$ –	$ –	$186,003,523

†	Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2015:

	Ending Balance at 2/28/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$186,003,523	Third-Party Pricing Vendor	Single Broker Quote	$15.28 –$764.00

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2015 was $(3,336,742). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

REIT	-	Real Estate Investment Trust

24	Annual Report	| February 28, 2015 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Convertible & Income Funds

February 28, 2015

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$1,077,900,780 and $816,852,379, respectively)	$1,089,224,939	$827,172,201
Interest and dividends receivable	16,235,051	12,460,538
Receivable for investments sold	8,647,572	6,530,412
Prepaid expenses	21,701	48,876
Total Assets	1,114,129,263	846,212,027

Liabilities:
Dividends payable to common and preferred shareholders	7,898,813	6,296,338
Payable for investments purchased	8,072,027	5,972,337
Investment management fees payable	584,789	444,266
Accrued expenses and other liabilities	590,356	157,239
Total Liabilities	17,145,985	12,870,180
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$739,983,278	$559,341,847

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$877	$740
Paid-in-capital in excess of par	1,172,680,070	967,480,780
Undistributed (dividends in excess of) net investment income	2,795,810	(4,932,198)
Accumulated net realized loss	(446,817,638)	(413,527,297)
Net unrealized appreciation	11,324,159	10,319,822
Net Assets Applicable to Common Shareholders	$739,983,278	$559,341,847
Common Shares Issued and Outstanding	87,702,659	74,032,570
Net Asset Value Per Common Share	$8.44	$7.56

See accompanying Notes to Financial Statements	| February 28, 2015 |	Annual Report	25

Statements of Operations

AllianzGI Convertible & Income Funds

Year ended February 28, 2015

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$51,694,692	$39,617,996
Dividends	33,983,454	26,027,591
Miscellaneous	152,260	120,240
Total Investment Income	85,830,406	65,765,827

Expenses:
Investment management	7,983,131	6,082,177
Auction agent	551,659	408,697
Excise tax	429,478	–
Custodian and accounting agent	167,333	142,862
Audit and tax services	89,486	95,234
Shareholder communications	84,280	72,921
New York Stock Exchange listing	79,866	67,978
Legal	74,867	57,522
Trustees	70,343	55,886
Insurance	29,922	24,118
Transfer agent	25,721	25,509
Proxy	7,600	5,808
Miscellaneous	21,860	36,363
Total expenses	9,615,546	7,075,075

Net Investment Income	76,214,860	58,690,752

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on investments	532,297	(494,929)
Payment from affiliate (See Note 8)	166,674	120,146
Net change in unrealized appreciation/depreciation of investments	(75,180,856)	(55,112,120)
Net realized and change in unrealized loss	(74,481,885)	(55,486,903)
Net Increase in Net Assets Resulting from Investment Operations	1,732,975	3,203,849
Dividends on Preferred Shares from Net Investment Income	(421,660)	(323,627)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investments Operations	$1,311,315	$2,880,222

26	Annual Report	| February 28, 2015 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Year ended February 28, 2015	Year ended February 28, 2014
Investments Operations:
Net investment income	$76,214,860	$82,352,257
Net realized gain	698,971	38,399,174
Net change in unrealized appreciation/depreciation	(75,180,856)	21,883,465
Net increase in net assets resulting from investment operations	1,732,975	142,634,896

Dividends on Preferred Shares from Net Investment Income	(421,660)	(462,676)
Net increase in net assets applicable to common shareholders resulting from investment operations	1,311,315	142,172,220

Dividends to Common Shareholders from Net Investment Income	(94,257,466)	(87,527,246)

Common Share Transactions:
Net proceeds from shares sold	16,959,259	72,694,937
Offering costs on sale of shares (See Note 7)	(16,983)	(214,454)
Reinvestment of dividends	4,590,091	4,249,654
Net increase in net assets from common share transactions	21,532,367	76,730,137
Total increase (decrease) in net assets applicable to common shareholders	(71,413,784)	131,375,111

Net Assets Applicable to Common Shareholders:
Beginning of year	811,397,062	680,021,951
End of year*	$739,983,278	$811,397,062
*Including undistributed net investment income of:	$2,795,810	$11,776,819

Common Shares Issued:
Shares sold	1,678,728	7,635,105
Reinvestment of dividends	490,671	464,659
Total increase in shares outstanding	2,169,399	8,099,764

See accompanying Notes to Financial Statements	| February 28, 2015 |	Annual Report	27

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Year ended February 28, 2015	Year ended February 28, 2014
Investments Operations:
Net investment income	$58,690,752	$66,319,859
Net realized gain (loss)	(374,783)	26,482,017
Net change in unrealized appreciation/depreciation	(55,112,120)	15,214,503
Net increase in net assets resulting from investment operations	3,203,849	108,016,379

Dividends on Preferred Shares from Net Investment Income	(323,627)	(355,107)
Net increase in net assets applicable to common shareholders resulting from investment operations	2,880,222	107,661,272

Dividends to Common Shareholders from Net Investment Income	(75,259,709)	(71,177,580)

Common Share Transactions:
Net proceeds from shares sold	–	67,744,043
Offering costs on sale of shares (See Note 7)	–	(202,305)
Reinvestment of dividends	4,609,781	4,809,455
Net increase in net assets from common share transactions	4,609,781	72,351,193
Total increase (decrease) in net assets applicable to common shareholders	(67,769,706)	108,834,885

Net Assets Applicable to Common Shareholders:
Beginning of year	627,111,553	518,276,668
End of year*	$559,341,847	$627,111,553
*Including undistributed (dividends in excess of) net investment income of:	$(4,932,198)	$5,014,386

Common Shares Issued:
Shares sold	–	7,869,665
Reinvestment of dividends	520,118	574,843
Total increase in shares outstanding	520,118	8,444,508

28	Annual Report	| February 28, 2015 |	See accompanying Notes to Financial Statements

Statements of Cash Flows

AllianzGI Convertible & Income Funds

Year ended February 28, 2015

	Convertible & Income	Convertible & Income II
Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$1,732,975	$3,203,849

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(652,229,547)	(484,415,737)
Proceeds from sales of long-term investments	625,798,735	480,979,573
Proceeds from security litigation	1,087,377	950,695
Capital gain distributions received	694,450	453,788
Sales of short-term investments, net	26,597,254	3,759,145
Net change in unrealized appreciation/depreciation	75,180,856	55,112,120
Net amortization/accretion on investments	(634,358)	(144,883)
Net realized (gain) loss	(698,971)	374,783
Decrease in payable for investments purchased	(36,363,554)	(22,954,645)
Decrease in receivable for investments sold	29,537,247	32,844,630
Decrease in interest and dividends receivable	694,712	777,478
Decrease in prepaid expenses	83,094	62,942
Increase (decrease) in accrued expenses and other liabilities	148,278	(41,915)
Decrease in investment management fees payable	(31,948)	(33,750)
Net cash provided by operating activities	71,596,600	70,928,073

Cash Flows used for Financing Activities:
Proceeds from shares sold	18,245,613	–
Cash dividends paid (excluding reinvestment of dividends of $4,590,091 and $4,609,781, respectively)	(89,842,213)	(70,928,073)
Net cash used for financing activities	(71,596,600)	(70,928,073)
Net increase in cash	–	–
Cash, beginning of year	–	–
Cash, end of year	$–	$–

Noncash Investing and Financing Activities:
Noncash investment transactions – Conversions of convertible preferred stock	$187,733,014	$145,870,804

See accompanying Notes to Financial Statements	| February 28, 2015 |	Annual Report	29

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

1. Organization and Significant

Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each a “Fund” and collectively the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United

States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent

30	Annual Report	| February 28, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

1. Organization and Significant

Accounting Policies (continued)

pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

February 28, 2015	| Annual Report	31

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the

32	Annual Report	| February 28, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

1. Organization and Significant Accounting Policies (continued)

activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Payments received on synthetic convertible securities are generally included in dividends. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of February 28, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although

February 28, 2015	| Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

1. Organization and Significant Accounting Policies (continued)

convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Each Fund’s Level 3 investments have been determined to be at a level requiring a Statement of Cash Flows. The Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

34	Annual Report	| February 28, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

2. Principal Risks (continued)

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision

February 28, 2015	| Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

3. Investment Manager/Sub-Adviser (continued)

of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding)

minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investments in Securities

For the year ended February 28, 2015, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$652,229,547	$624,075,339
Convertible & Income II	484,415,737	479,669,726

5. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2015	Year ended February 28, 2014
	Ordinary Income	Ordinary Income
Convertible & Income	$94,679,126	$87,989,922
Convertible & Income II	75,583,336	71,532,687

At February 28, 2015, the components of distributable earnings were:

			Post-October Capital Loss (2)
	Ordinary Income	Capital Loss Carryforwards (1)	Short-Term	Long-Term
Convertible & Income	$8,834,565	$437,196,988	$1,999,111	–
Convertible & Income II	635,826	405,537,314	1,902,725	–

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

(2)	Capital losses realized during the period November 1, 2014 through February 28, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to

36	Annual Report	| February 28, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

5. Income Tax Information (continued)

be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 28, 2015, capital loss carryforward amounts were:

	Year of Expiration			No Expiration (3)
	2016	2017	2018	Short-Term	Long-Term
Convertible & Income	$378,716	$130,701,783	$257,419,376	$31,743,602	$16,953,511
Convertible & Income II	3,633,098	130,286,946	227,428,454	24,902,850	19,285,966

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended February 28, 2015, the Funds had capital loss carryforwards which were utilized as follows:

	Post-Enactment Utilized
	Short-Term	Long-Term
Convertible & Income	–	$5,510,274
Convertible & Income II	–	2,667,308

For the year ended February 28, 2015, permanent “book tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital In Excess of Par
Convertible & Income (a)(b)(c)(d)(e)(f)	$9,483,257	$(9,053,779)	$(429,478)
Convertible & Income II (a)(b)(c)(e)(f)	6,946,000	(6,946,000)	–

These permanent “book-tax” differences were primarily attributable to:

(a)	Treatment of bond premium amortization
(b)	Reclassification of contingent debt/convertible securities income/gains
(c)	Reclassification of consent fee
(d)	Reclassification of non-deductible excise tax accrued
(e)	Reclassifications related to investments in Real Estate Investment Trusts (“REITS”)
(f)	Section 305 sales adjustment

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 28, 2015, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis (4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Convertible & Income	$1,091,561,070	$67,547,578	$(69,883,709)	$(2,336,131)
Convertible & Income II	828,507,654	52,324,765	(53,660,218)	(1,335,453)

(4)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, REITS, Section 305 adjustments and the differing treatment of bond premium amortization and convertible securities.

February 28, 2015	| Annual Report	37

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of

Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended February 28, 2015, the annualized dividend rates for the Funds ranged from:

	High	Low	At February 28, 2015
Series A	0.18%	0.06%	0.120%

Series B	0.225%	0.075%	0.120%

Series C	0.165%	0.06%	0.105%

Series D	0.18%	0.06%	0.120%

Series E	0.18%	0.08%	0.120%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed”

because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ ARPS auctions continue to fail and

38	Annual Report	| February 28, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2015

6. Auction-Rate Preferred Shares (continued)

the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Common Shares Offering

On December 4, 2012, the Securities and Exchange Commission declared effective a registration statement filed using the “shelf” registration process for each Fund. Pursuant to their shelf registrations, Convertible & Income and Convertible & Income II offered, from time to time, in one or more offerings, up to 10,700,000 and 9,600,000 common shares, respectively. The aggregate sale proceeds for the sales of Convertible & Income’s and Convertible & Income II’s common shares were subject to aggregate caps of $135,000,000 and $100,000,000, respectively. The Funds could not sell any of their common shares at a price below the net asset values of such common shares at the time of each sale, exclusive of any distribution commission or discount. However, each Fund was able to instruct its sales agent not to sell its common shares if the sales could not be effected at or above a price designated by the Fund, which could be inclusive of any distribution commission or discount. Any proceeds from the Funds’ offerings of their common shares were invested in accordance with the Funds’ investment objectives and policies as set forth in their effective registration statements. The Funds are no longer offering shares under their “shelf” registrations.

During the year ended February 28, 2015, Convertible & Income sold 1,678,728 common shares. Proceeds from the offerings by Convertible & Income during the year ended February 28, 2015 (net of commissions and fees) totaled $16,959,259 and offering costs in connection with the sales of shares were $16,983. Convertible & Income II did not sell any common shares during the year ended February 28, 2015. During the year ended February 28, 2014, Convertible & Income and Convertible & Income II sold 7,635,105 and 7,869,665 common shares, respectively. Proceeds from the offering during the year ended February 28, 2014 (net of commissions and fees) and offering costs in connection with the sales of shares aggregated $72,694,937 and $67,744,043, and $214,454 and $202,305, for Convertible & Income and Convertible & Income II, respectively.

8. Payment from Affiliate

During the year ended February 28, 2015, the Sub-Adviser reimbursed AllianzGI Convertible & Income and AllianzGI Convertible & Income II $166,674 and $120,146, respectively, for realized losses resulting from trading errors.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 2, 2015 the following monthly dividends were declared to common shareholders, payable April 1, 2015 to shareholders of record on March 12, 2015:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

On April 1, 2015 the following monthly dividends were declared to common shareholders, payable May 1, 2015 to shareholders of record on April 13, 2015:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

There were no other subsequent events identified that require recognition or disclosure.

February 28, 2015	| Annual Report	39

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year:

	Year ended
	February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012	February 28, 2011
Net asset value, beginning of year	$9.49		$8.78		$8.65		$9.76	$8.80
Investment Operations:
Net investment income	0.87		1.02	(1)	1.02		1.07	1.20
Net realized and change in unrealized gain (loss)	(0.85)		0.75		0.20		(1.04)	1.02
Total from investment operations	0.02		1.77		1.22		0.03	2.22
Dividends on Preferred Shares from Net Investment Income	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.01)	(0.01)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.02		1.76		1.21		0.02	2.21
Dividends to Common Shareholders from Net Investment Income	(1.08)		(1.08)		(1.08)		(1.13)	(1.25)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	0.01		0.03		0.00	(3)	–	–
Capital charge resulting from issuance of common shares and related offering costs	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	–	–
Total common share transactions	0.01		0.03		0.00	(3)	–	–
Net asset value, end of year	$8.44	(4)	$9.49		$8.78		$8.65	$9.76
Market price, end of year	$9.12		$10.20		$9.18		$9.70	$11.00
Total Investment Return (5)	0.37%		24.87%		7.02%		(0.15)%	33.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$739,983		$811,397		$680,022		$653,381	$727,229
Ratio of expenses to average net assets (6)	1.23	%(8)	1.21	%(7)(8)	1.28%		1.28%	1.27%
Ratio of net investment income to average net assets (6)	9.73	%(8)	11.13	%(7)(8)	12.12%		12.32%	13.25%
Preferred shares asset coverage per share	$76,819		$81,820		$72,619		$70,755	$75,925
Portfolio turnover rate	56%		79%		39%		33%	52%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Less than $0.005 per common share.
(4)	Payment from affiliate increased the net asset value by less than $0.01.
(5)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(7)	Inclusive of reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of 0.05% and 0.04% for the years ended February 28, 2015 and February 28, 2014, respectively.

40	Annual Report	| February 28, 2015 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year:

	Year ended
	February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012		February 28, 2011
Net asset value, beginning of year	$8.53		$7.97		$7.86		$8.89		$8.02
Investment Operations:
Net investment income	0.80		0.95	(1)	0.93		0.97		1.09
Net realized and change in unrealized gain (loss)	(0.75)		0.62		0.20		(0.98)		0.95
Total from investment operations	0.05		1.57		1.13		(0.01)		2.04
Dividends on Preferred Shares from Net Investment Income	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.00	)(2)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.05		1.56		1.12		(0.01)		2.03
Dividends to Common Shareholders from Net Investment Income	(1.02)		(1.02)		(1.02)		(1.02)		(1.16)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		0.02		0.01		–		–
Capital charge resulting from issuance of common shares and related offering costs	–		(0.00	)(2)	(0.00	)(2)	–		–
Total common share transactions	–		0.02		0.01		–		–
Net asset value, end of year	$7.56	(3)	$8.53		$7.97		$7.86		$8.89
Market price, end of year	$8.58		$9.71		$8.52		$8.84		$10.21
Total Investment Return (4)	(0.81)%		28.50%		9.35%		(2.27)%		32.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$559,342		$627,112		$518,277		$493,139		$549,130
Ratio of expenses to average net assets (5)	1.19%		1.18	%(6)	1.31%		1.31%		1.29%
Ratio of net investment income to average net assets (5)	9.87%		11.50	%(6)	12.20%		12.39%		13.20%
Preferred shares asset coverage per share	$76,034		$82,218		$72,287		$69,994		$75,102
Portfolio turnover rate	57%		93%		41%		32%		54%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Payment from affiliate increased the net asset value by less than $0.01.
(4)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(5)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(6)	Inclusive of reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements	| February 28, 2015 |	Annual Report	41

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income Funds

To the Shareholders and Board of Trustees of

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operation, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) at February 28, 2015, the results of each of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 22, 2015

42	Annual Report	| February 28, 2015

Tax Information (unaudited)

AllianzGI Convertible & Income Funds

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 28, 2015, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income	31.50%
Convertible & Income II	30.09%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under the tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2015, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income	31.50%
Convertible & Income II	30.50%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2015. In January 2016, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2015. The amount that will be reported will be the amount to use on the shareholders’ 2015 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2015. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

February 28, 2015	| Annual Report	43

Annual Shareholder Meeting Results/Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 17, 2014. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2017-2018 fiscal year	72,880,749	2,910,820

Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	1,832	694

The other members of the Board at the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden IV, Alan Rappaport* and John C. Maney† continued to serve as Trustees.

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2017-2018 fiscal year	62,544,908	2,411,441

Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for the 2017-2018 fiscal year	62,528,357	2,427,992

Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	2,096	657

The other members of the Board at the time of the meeting, namely Messrs. Hans W. Kertess, William B. Ogden IV, Alan Rappaport* and John C. Maney† continued to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

Changes to the Board of Trustees:

Effective December 17, 2014, Susan M. King became a Class I Trustee of the Convertible and Income Funds. Ms. King is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to her position with Allianz Global Investors U.S. LLC.

Effective December 17, 2014, Julian Sluyters became a Class III Trustee of the Convertible and Income Funds. Mr. Sluyters is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 17, 2014, John C. Maney resigned as Trustee of each Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

44	Annual Report	| February 28, 2015

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Effective Date: March 2015

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you.

February 28, 2015	| Annual Report	45

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal

Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

46	Annual Report	| February 28, 2015

Dividend Reinvestment Plan (unaudited)

AllianzGI Convertible & Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked

February 28, 2015	| Annual Report	47

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Convertible & Income Funds

quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan

Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

48	Annual Report	| February 28, 2015

Board of Trustees (unaudited)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds,

Length of Service, Other Trusteeships/ Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2004

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017–NCV/ 2015-2016–NCZ fiscal year.

Trustee/Director of 92 funds in Fund Complex;

Trustee/Director of no funds outside the Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016-NCV/ 2017-2018-NCZ fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Director, Armor Holdings (2002-2010).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2017-2018 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995- 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders the 2015-2016 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee, Alpine Mutual Funds Complex consisting of 18 funds

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

Susan M. King†

Year of Birth: 1963

Trustee since: 2014

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 67 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).

February 28, 2015	| Annual Report	49

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds,

Length of Service, Other Trusteeships/ Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders the 2016-2017 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets, Inc.

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).

Julian Sluyters†

Year of Birth: 1960

Trustee since: 2014

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 67 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 67 funds in the Fund Complex; and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

†	“Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her positions, set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

50	Annual Report	| February 28, 2015

Fund Officers (unaudited)

AllianzGI Convertible & Income Funds

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 67 funds in the Fund Complex; Trustee of 67 funds in the Fund Complex; and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 67 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 67 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 67 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

February 28, 2015	| Annual Report	51

Trustees

Hans W. Kertess

Chairman of the Board of Turstees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

Susan M. King

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603AR_022815

AGI-2015-02-20-11624

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $65,000 in 2014 and $66,950 in 2015.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2014 and $16,480 in 2015. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,360 in 2014 and $15,820 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Convertible & Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $4,857,488 and for the 2015 Reporting Period was $4,141,656.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

(each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of each Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting the proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI US may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-US securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-US issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-US issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-US person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 29, 2015, the following individuals at Allianz Global Investors U.S. LLC ( “Allianz Global Investors” or “AllianzGI US”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (NCV) and AllianzGI Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager

CIO Fixed Income US

Mr. Forsyth is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s Convertible strategy in 1998. In addition to management responsibility for institutional clients worldwide, Mr. Forsyth supervises multiple open-end and closed-end mutual funds. He has 23 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.

Justin Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team and was previously an intern on the team, adding significant depth to its proprietary Upgrade Alert Model. Mr. Kass has 17 years of investment-industry experience. Earlier in his career, he worked at Universal Studios, Ocean Realty and the Center for Cooperatives. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

(a)	(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund, that were managed by the Portfolio Managers as of February 28, 2015 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

NCV

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth	7	11,966.3	24	5,038.2	*	16	20,867.5
Justin Kass	4	6,935.9	17	3,511.0	**	13	20,613.8

NCZ

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth	7	12,232.2	24	5,038.2	*	16	20,867.5
Justin Kass	4	7,201.9	17	3,511.0	**	13	20,613.8

*	Of these Other Accounts, five accounts totaling $1.6 billion in assets pay an advisory fee that is based on the performance of the accounts.
**	Of these Other Accounts, one account totaling $260.4 million in assets pay an advisory fee that is based on the performance of the account.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen, portfolio managers of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner. AllianzGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI

U.S. has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21, L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts including, among others, the AllianzGI Technology Fund, a series of Allianz Funds.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., certain of its affiliates, and Pallas all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and certain of its affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(a)	(3)

As of February 28, 2015 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI U.S. Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2015.

AllianzGI Convertible & Income Fund

PM Ownership
Douglas G. Forsyth	None
Justin Kass	$50,001 - $100,000

AllianzGI Convertible & Income Fund II

PM Ownership
Douglas G. Forsyth	None
Justin Kass	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund II

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	April 29, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	April 29, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	April 29, 2015